UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                AUGUST 20, 1998
                                ---------------
                       (Date of earliest event reported)


                  LABORATORY CORPORATION OF AMERICA HOLDINGS
                  ------------------------------------------
            (Exact name of registrant as specified in its charter)


   DELAWARE              1-11353             13-3757370
   --------              -------             ----------
(State or other         (Commission         (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                               Number)


            358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
            -------------------------------------------------------
                   (Address of principal executive offices)

                                 336-229-1127
                                 ------------
             (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

On August 20, 1998, the Company issued a press release announcing that its Board of Directors has declared dividends on the Company's 8 1/2% Series A Convertible Exchangeable Preferred Stock and the Company's 8 1/2% Series B Convertible Pay-in-Kind Preferred Stock.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

 (c)  Exhibit
      20  Press release of the Company dated
          August 20,1998.

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                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                         (Registrant)

               By:/s/ BRADFORD T. SMITH
                  ------------------------------
                      Bradford T. Smith
                      Executive Vice President,
                      General Counsel, Secretary
                      and Compliance Officer




Date: August 26, 1998

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